    MORGAN STANLEY INSTITUTIONAL FUND TRUST - INTERMEDIATE DURATION PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2007 - MARCH 31, 2008

                                                                 AMOUNT OF     % OF
                                    OFFERING       TOTAL           SHARES    OFFERING  % OF FUNDS
  SECURITY     PURCHASE/   SIZE OF  PRICE OF     AMOUNT OF       PURCHASED   PURCHASED    TOTAL                    PURCHASED
  PURCHASED    TRADE DATE OFFERING   SHARES       OFFERING        BY FUND     BY FUND    ASSETS      BROKERS          FROM
------------------------------------------------------------------------------------------------------------------------------
    Banc of     11/09/07     --     $100.55    $817,600,000.00  2,650,000.00    0.32%     0.52%       Banc of       Banc of
 America Comm                                                                                         America       America
   Mtg 2007                                                                                         Securities
  5.7451% due                                                                                       LLC, Lehman
   2/10/2051                                                                                         Brothers,
                                                                                                  Morgan Stanley

    General     11/29/07     --     $99.195   $4,000,000,000.00  885,000.00     0.02%     0.58%        Citi,        Lehman
   Electric                                                                                          JPMorgan,     Brothers
Company 5.250%                                                                                        Lehman
 due 12/6/2017                                                                                       Brothers,
                                                                                                      Morgan
                                                                                                      Stanley

   AT&T Inc.    12/03/07     --     $99.916   $1,000,000,000.00  $605,000.00    0.06%     0.39%       Goldman,     JPMorgan
  4.950% due                                                                                        Sachs & Co.,  Securities
   1/15/2013                                                                                          JPMorgan,
                                                                                                      Wachovia
                                                                                                     Securities,
                                                                                                    Deutsche Bank
                                                                                                     Securities,
                                                                                                       Lehman
                                                                                                    Brothers, RBS
                                                                                                      Greenwich
                                                                                                      Capital,
                                                                                                       Cabrera
                                                                                                       Capital
                                                                                                    Markets, LLC,
                                                                                                     Mitsubishi
                                                                                                         UFJ
                                                                                                     Securities,
                                                                                                      CastleOak
                                                                                                     Securities,
                                                                                                    L.P., Morgan
                                                                                                    Stanley, UBS
                                                                                                     Investment
                                                                                                        Bank

United Health  02/04/08      --   $99.909000 $1,100,000,000.00    185,000      0.01%     0.12%        Banc of      Citigroup
 Group Inc.                                                                                           America
  6.00% due                                                                                          Securities
  2/15/2018                                                                                          LLC, Citi,
                                                                                                      JPMorgan,
                                                                                                      Deutsche
                                                                                                        Bank
                                                                                                     Securities,
                                                                                                        Bear
                                                                                                      Stearns &
                                                                                                      Co. Inc.,
                                                                                                        Loop
                                                                                                       Capital
                                                                                                      Markets,
                                                                                                        LLC,
                                                                                                      Goldman,
                                                                                                       Sachs &
                                                                                                        Co.,
                                                                                                       Merrill
                                                                                                       Lynch &
                                                                                                     Co., Morgan
                                                                                                       Stanley,
                                                                                                      Lehman
                                                                                                     Brothers,
                                                                                                        The
                                                                                                     Williams
                                                                                                      Capital
                                                                                                    Group, L.P.

    Hewlett      02/25/08    --    $99.932000  $750,000,000.00     110,000      0.01%     0.07%       Banc of       Banc of
  Packard Co.                                                                                         America      America
   5.50% due                                                                                        Securities    Securities
   3/1/2018                                                                                         LLC, HSBC,
                                                                                                     JPMorgan,
                                                                                                      Lehman
                                                                                                     Brothers,
                                                                                                   BNP PARIBAS,
                                                                                                       Morgan
                                                                                                     Stanley,
                                                                                                      Credit
                                                                                                    Suisse, RBS
                                                                                                     Greenwich
                                                                                                     Capital,
                                                                                                     Deutsche
                                                                                                       Bank
                                                                                                    Securities,
                                                                                                      SOCIETE
                                                                                                     GENERALE,
                                                                                                      Lehman
                                                                                                     Brothers

Biogen IDEC   02/28/08       --  $99.184000  $550,000,000,00   315,000.00     0.05%     0.72%        Goldman,    Merrill Lynch
 Inc. 6.875%                                                                                         Sachs &          & Co.
due 3/1/2018                                                                                         Co., Banc
                                                                                                    of America
                                                                                                    Securities
                                                                                                    LLC, Citi,
                                                                                                     JPMorgan,
                                                                                                      Lehman
                                                                                                     Brothers,
                                                                                                      Merrill
                                                                                                      Lynch &
                                                                                                    Co., Morgan
                                                                                                     Stanley,
                                                                                                        UBS
                                                                                                    Investment
                                                                                                       Bank